UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2004


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

             Tennessee                                           62-0634010
    (State or other jurisdiction                             (I. R. S. Employer
  of incorporation or organization)                          Identification No.)

  4300 New Getwell Road, Memphis, TN                               38118
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into Material Definitive Agreement

On December 14, 2004, Fred's, Inc. (the "Company") issued a press release announcing that James R. Fennema, a 30-year veteran of the retail industry, has joined the Company as Executive Vice President and General Merchandise Manager effective December 14, 2004. Mr. Fennema will have an initial annual salary of $180,000 and be eligible to participate in the Company's incentive bonus program. Mr. Fennema will receive an as-of-yet undetermined number of stock options under the Company's Executive Stock Option Program and an as-of-yet undetermined number of shares of the Company's Class A common stock, subject to certain granting requirements and vesting procedures.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits:

      Exhibit
      Number       Description
   -------------   -------------------------------------------------------------

        99.1       Press release issued by Fred's, Inc., dated December 14, 2004










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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FRED'S, INC.
                                  (Registrant)

                                  By:  /s/ Jerry A. Shore
                                     --------------------------------
                                  Jerry A. Shore,
                                  Executive Vice President and
                                  Chief Financial Officer



Date:    December 14, 2004







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


                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Fred's, Inc., dated December 14, 2004




















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


                                                                    EXHIBIT 99.1

Fred's
4300 New Getwell Road
Memphis, Tennessee 38118
Contact: Jerry A. Shore
         Executive Vice President and Chief Financial Officer
         (901) 362-3733, Ext. 2217


FRED'S NAMES JAMES R. FENNEMA EXECUTIVE VICE PRESIDENT AND GENERAL MERCHANDISE MANAGER

MEMPHIS, Tenn. (December 14, 2004) - Fred's Inc. (NASDAQ/NM: FRED) today announced that James R. Fennema, a 30-year veteran of the retail industry, has joined the Company as Executive Vice President and General Merchandise Manager.

Commenting on the results, Michael J. Hayes, Chief Executive Officer, said, "Jim Fennema brings a wealth of retailing experience and impressive management credentials to our Company as we fill this important position. For more than 10 years, he has built a strong reputation for merchandise management in a retailing environment that shares many characteristics of our own, and he has proven skills in strategic planning, marketing plans, domestic and international sourcing and buying, inventory control and analysis, and team building. Jim's experience and knowledge of markets and vendors make him an ideal choice to lead our merchandising efforts, and we welcome him to Fred's."

Since 1993, Fennema has been associated with Duckwall-Alco Stores, Inc., an Abilene, Kansas-based company that operates more than 250 discount and variety stores, as Senior Vice President and General Merchandise Manager. In a retailing career that began at Sears in 1973, he has held progressively higher assignments at companies such as Caldor, Fisher's Big Wheel, Shopko, and Richman-Gordman. Fennema is a 1973 graduate of Knox College in Galesburg, Illinois.

Fred's, Inc. operates 574 discount general merchandise stores mainly in the southeastern United States, including 25 franchised Fred's stores. For more information about the Company, visit Fred's website at www.fredsinc.com.

Comments in this news release that are not historical facts are forward-looking statements that involve risks and uncertainties which could cause actual results to differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, general economic trends, changes in consumer demand or purchase patterns, delays or interruptions in the flow of merchandise between the Company's distribution center and its stores or between the Company's suppliers and same, a disruption in the Company's data processing services, costs and delays in acquiring or developing new store sites, and other contingencies discussed in the Company's Securities and Exchange Commission filings. Fred's undertakes no obligation to release revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unforeseen events, except as required to be reported under the rules and regulations of the Securities and Exchange Commission.


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